UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-23147

First Trust Exchange-Traded Fund VIII
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
For the Period January 1, 2023 through November 30, 2023

First Trust Exchange-Traded Fund VIII

First Trust Active Global Quality Income ETF (AGQI)
Janus Henderson Investors US LLC

Table of Contents
First Trust Active Global Quality Income ETF (AGQI)
Annual Report
November 30, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Janus Henderson Investors US LLC (“Janus Henderson” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the “Trust”) described in this report (First Trust Active Global Quality Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund described in this report will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Active Global Quality Income ETF (AGQI)
Annual Letter from the Chairman and CEO
November 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Active Global Quality Income ETF (the “Fund”), which contains detailed information about the Fund for the period January 1, 2023 to November 30, 2023.
Rising prices and the direction of central bank policy continue to dominate headlines on a global scale. As of December 12, 2023, just one of the eleven countries that comprise the so-called “Group of Ten” had a rate of inflation that was below its target for the metric. To rein in these price increases, central banks across the globe have been implementing more restrictive monetary policies. Over the past twelve months, the Federal Reserve (the “Fed”) increased the Federal Funds target rate (upper bound) from 4.00% (where it stood on November 30, 2022) to 5.50% as of November 30, 2023. Inflation, as measured by the 12-month change in the rate of the Consumer Price Index, stood at 3.1% at the end of November 2023, marking the thirty-third consecutive month that the metric has been elevated above the Fed’s stated goal of 2.0%.
As many investors are likely aware, tighter monetary policy often leads to lower economic growth. In their October 2023 publication of the World Economic Outlook, the International Monetary Fund projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% over the same period. The impact of higher rates on consumers and businesses cannot be overstated. For consumers, rising interest rates typically increase the cost of borrowing for large purchases, such as homes and automobiles. Assuming a 20% down payment, the rise in mortgage rates since the Fed began its current tightening cycle amounts to a 31% increase in monthly interest payments on a new 30-year mortgage for the median new home, according to Brian Wesbury, Chief Economist at First Trust. For corporations, the rising cost of debt financing often leads to a contraction in business investment as free capital dries up and expansion projects slow. Refinitiv Lipper reported that the value of global merger and acquisitions activity stood at just $2.38 trillion year-to-date through October 2023, representing a decline of 20% compared to the same period last year and the lowest January to October total in a decade.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine) to sticky inflation and the looming threat of an economic recession. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Active Global Quality Income ETF (AGQI)
The First Trust Active Global Quality Income ETF (the “Fund”) seeks income with the potential for capital growth over the long-term. Under normal market conditions, the Fund seeks to invest primarily in income-producing equity securities. Such equity securities may include common stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), preferred securities and real estate investment trusts. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 11/30/23	5 Years Ended 11/30/23	Inception (9/24/15) to 11/30/23	5 Years Ended 11/30/23	Inception (9/24/15) to 11/30/23
Fund Performance
NAV	5.26%	3.61%	3.20%	19.37%	29.44%
Market Price	19.72%	5.61%	2.57%	31.37%	23.06%
Index Performance
MSCI ACWI High Dividend Yield Index	3.16%	5.59%	7.29%	31.23%	77.84%
MSCI ACWI Index	12.01%	9.07%	9.55%	54.37%	110.94%
MSCI Europe Index	14.20%	7.01%	6.12%	40.33%	62.60%
On November 21, 2023, the Fund acquired the assets and adopted the financial and performance history of First Trust Dynamic Europe Equity Income Fund (“FDEU,” a closed-end fund), which had an inception date of September 24, 2015.
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. As of November 21, 2023, NAV and Market Price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively. Prior to November 21, 2023, NAV and Market Price returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of FDEU and the price used to calculate Market Price returns was the NYSE closing market price of FDEU.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Active Global Quality Income ETF (AGQI) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	19.6%
Consumer Staples	15.2
Health Care	15.0
Industrials	14.2
Energy	10.1
Financials	7.2
Consumer Discretionary	5.6
Materials	5.6
Communication Services	5.2
Real Estate	2.3
Total	100.0%

Country Allocation†	% of Total Investments
United States	27.9%
France	19.3
United Kingdom	12.7
Switzerland	8.4
Ireland	6.0
Japan	5.5
Sweden	4.9
South Korea	4.0
Taiwan	3.8
Canada	2.9
Denmark	2.9
Hong Kong	1.7
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation.

Top Ten Holdings	% of Total Long-Term Investments
Microsoft Corp.	7.5%
RELX PLC	5.6
TotalEnergies SE	5.4
Merck & Co., Inc.	4.9
Shell PLC	4.7
Sanofi S.A.	4.3
Mondelez International, Inc., Class A	4.1
Samsung Electronics Co., Ltd., GDR	4.0
Coca-Cola (The) Co.	3.9
Nestle S.A.	3.8
Total	48.2%

Fund Performance Overview (Unaudited) (Continued)
First Trust Active Global Quality Income ETF (AGQI) (Continued)

**Performance of a $10,000 Initial Investment**
**September 24, 2015 - November 30, 2023**

$25,000
$20,000
$15,000
$10,000
$5,000
$21,094
$17,784
$16,260
$12,944
9/24/15
11/30/15
5/31/16
11/30/16
5/31/17
11/30/17
5/31/18
11/30/18
5/31/19
11/30/19
5/31/20
11/30/20
5/31/21
11/30/21
5/31/22
11/30/22
5/31/23
11/30/23
First Trust Active Global Quality Income ETF
MSCI ACWI High Dividend Yield Index
MSCI ACWI Index
MSCI Europe Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since November 21, 2023 is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Active Global Quality Income ETF (AGQI)
Annual Report
November 30, 2023 (Unaudited)
On November 21, 2023, First Trust Dynamic Europe Equity Income Fund (NYSE: FDEU), a closed-end management investment company, managed by First Trust Advisors L.P. (“First Trust” or the “Advisor”) and sub-advised by Janus Henderson Investors US LLC (“Janus Henderson” or the “Sub-Advisor”), was reorganized into First Trust Active Global Quality Income ETF (NYSE Arca: AGQI), an actively managed exchange-traded fund (“ETF”) that is managed by First Trust and sub-advised by Janus Henderson. On November 21, 2023, the assets of FDEU were transferred to, and the liabilities of FDEU were assumed by, AGQI. The shareholders of FDEU received shares of AGQI with a value equal to the aggregate net asset value of the shares of FDEU held by them. AGQI seeks income with the potential for capital growth over the long-term. AGQI pursues its investment objective by investing primarily in income-producing equity securities, and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States.
Advisor
First Trust serves as the investment advisor to the First Trust Active Global Quality Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Janus Henderson, a legal entity of Janus Henderson Investors, serves as the Fund’s investment sub-advisor. Janus Henderson Investors is headquartered in London and is a global investment management firm that provides a full spectrum of investment products and services to clients around the world. With offices in 24 cities with more than 2,300 employees, Janus Henderson Investors managed approximately $310.5 billion in assets as of November 30, 2023.
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
Ben Lofthouse, CFA, Head of Global Equity Income of Janus Henderson
Faizan Baig, CFA, Portfolio Manager of Janus Henderson
Charlotte Greville, CFA, Associate Portfolio Manager of Janus Henderson
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as the portfolio manager of the Fund since November 2023.
Market Recap
European markets delivered strong returns during 2023, with the MSCI Europe Index rising by 14.20% as of November 30, 2023. As inflation in Europe cooled from elevated levels and supply chains eased from the turmoil caused by the pandemic, investor optimism for the region improved. Across sectors, corporate management teams reported strong earnings and continued to talk confidently about their companies’ outlooks for the year ahead. This was in part due to the price of oil and natural gas returning to levels seen prior to Russia’s invasion of Ukraine in February 2022. Nonetheless, central banks across the continent continued raising interest rates to the highest level in over a decade to tame inflation. Despite some turbulence caused in the markets from the bailout of Swiss bank Credit Suisse, as well as poor economic data in certain countries, markets generally shrugged off bad news and continued to rally. As interest rates rose, currencies in Europe were strong, with both the Euro and British Pound Sterling appreciating versus the U.S. Dollar.
The fiscal year was characterised by a large dispersion between sector and country performance within Europe. The Information Technology and Industrials sectors were leading sectors over the period, while the Consumer Staples and Materials sectors were the worst performing. Italy and Spain were the best performing countries, while Norway and Finland both underperformed during the same period.
Performance Analysis
The Fund’s net asset value rose by 5.67% during the fiscal period ended November 30, 2023, underperforming the MSCI Europe Index (the “Benchmark”). This included transition impacts during the Fund’s conversion in the fourth quarter of the period, particularly as leverage was unwound while the options strategy remained in place. The Fund delivered a 20.02% price return for shareholders, which was driven by capital appreciation combined with the closing of the discount and outperformed the Benchmark. Dividend distributions during the period totaled $0.77.

Portfolio Commentary (Continued)
First Trust Active Global Quality Income ETF (AGQI)
Annual Report
November 30, 2023 (Unaudited)
Investment Activity
The Fund converted from a European equity income strategy to a Global quality income model during the fourth quarter of 2023. As part of this process, the Fund de-geared by removing its 25% leverage. Following this, the equity portfolio was converted to a high conviction portfolio of global stocks. Finally, the options overlay for the strategy was removed as this would no longer be part of the strategy going forward. The Fund’s structure converted from a closed-end fund to an open-end exchange-traded fund.
Prior to the conversion, to generate additional income, the Fund could write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. For the fiscal period ended November 30, 2023, the options portfolio management team overwrote, on average, 34% of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. The option strategy was executed on the broad-based EuroStoxx 50 Index, selling one- and two-month call options, approximately at-the-money to slightly out-of-the-money. The option strategy detracted marginally from the total return of the Fund during the period. During the same period, the overwritten index, the EuroStoxx 50, traded higher in price.
Market Outlook
In the face of numerous macroeconomic headwinds, equity markets have performed well during the 12-month period ended November 30, 2023. The global economy is slowing into 2024, in our opinion, but the prospect of significantly lower inflation means that the central bank regime for restrictive monetary policy could potentially begin to reverse at some point next year, in our view. Corporate earnings held up well during 2023 with a robust consumer able to pay increasingly higher prices for products, but it remains to be seen whether this will continue next year. In the most recent period, the pace of earnings growth delivered by companies has been mixed with a few sectors impacted by the lingering impacts of the COVID-19 pandemic. We are confident that the companies held in the Fund’s portfolio can weather the current conditions well and are aided by strong balance sheets and cash generating abilities. We continue to be positively surprised by shareholder returns being announced in terms of both dividends and share buybacks, which suggests that management teams share our confidence in the long-term outlooks for their companies.

First Trust Active Global Quality Income ETF (AGQI)
Understanding Your Fund Expenses
November 30, 2023 (Unaudited)
As a shareholder of First Trust Active Global Quality Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended November 30, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Active Global Quality Income ETF (AGQI)
Actual	$1,000.00	$1,005.50	3.80%	$19.10
Hypothetical (5% return before expenses)	$1,000.00	$1,006.02	3.80%	$19.11

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (June 1, 2023 through November 30, 2023), multiplied by 183/365 (to reflect the six-month period). This table reflects an annualized expense ratio of 3.80%
because it includes expenses for a portion of the period prior to the reorganization for the Fund.

First Trust Active Global Quality Income ETF (AGQI)
Portfolio of Investments
November 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.4%
	Beverages — 7.2%
76,096	Coca-Cola (The) Co.	$4,447,050
21,861	Pernod Ricard S.A. (EUR)	3,772,790
		8,219,840
	Chemicals — 3.2%
13,532	Air Products and Chemicals, Inc.	3,661,083
	Communications Equipment — 2.0%
46,071	Cisco Systems, Inc.	2,228,915
	Diversified Telecommunication Services — 2.9%
184,814	TELUS Corp. (CAD)	3,306,890
	Electrical Equipment — 6.0%
67,355	nVent Electric PLC	3,586,654
17,590	Schneider Electric SE (EUR)	3,228,503
		6,815,157
	Electronic Equipment, Instruments & Components — 2.4%
20,412	TE Connectivity Ltd.	2,673,972
	Food Products — 7.9%
65,376	Mondelez International, Inc., Class A	4,645,619
38,158	Nestle S.A. (CHF)	4,329,105
		8,974,724
	Health Care Equipment & Supplies — 2.8%
40,572	Medtronic PLC	3,216,142
	Household Durables — 3.4%
45,250	Sony Group Corp. (JPY)	3,912,755
	Insurance — 7.1%
222,691	AIA Group Ltd. (HKD)	1,921,495
123,433	AXA S.A. (EUR)	3,841,914
110,940	Dai-ichi Life Holdings, Inc. (JPY)	2,305,451
		8,068,860
	Machinery — 2.5%
147,120	Sandvik AB (SEK)	2,899,289
	Metals & Mining — 2.3%
38,898	Rio Tinto PLC (GBP)	2,651,277
	Oil, Gas & Consumable Fuels — 10.1%
162,955	Shell PLC (EUR)	5,342,554
89,908	TotalEnergies SE (EUR)	6,093,036
		11,435,590
	Pharmaceuticals — 12.1%
54,537	Merck & Co., Inc.	5,588,952
Shares	Description	Value

	Pharmaceuticals (Continued)
32,232	Novo Nordisk A/S, Class B (DKK)	$3,273,252
52,466	Sanofi S.A. (EUR)	4,880,531
		13,742,735
	Professional Services — 5.6%
165,089	RELX PLC (GBP)	6,335,869
	Semiconductors & Semiconductor Equipment — 3.8%
44,007	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,282,321
	Software — 7.4%
22,317	Microsoft Corp.	8,456,134
	Specialized REITs — 2.2%
21,672	Crown Castle, Inc.	2,541,692
	Technology Hardware, Storage & Peripherals — 4.0%
3,266	Samsung Electronics Co., Ltd., GDR (b)	4,543,006
	Textiles, Apparel & Luxury Goods — 2.2%
19,622	Cie Financiere Richemont S.A., Class A (CHF)	2,446,868
	Wireless Telecommunication Services — 2.3%
329,699	Tele2 AB, Class B (SEK)	2,581,997

	Total Investments — 99.4%	112,995,116
	(Cost $109,195,154)
	Net Other Assets and Liabilities — 0.6%	656,112
	Net Assets — 100.0%	$113,651,228

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
GDR	– Global Depositary Receipt
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
SEK	– Swedish Krona

See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Portfolio of Investments (Continued)
November 30, 2023
Currency Exposure Diversification	% of Total Investments
USD	44.1%
EUR	24.0
GBP	8.0
CHF	6.0
JPY	5.5
SEK	4.9
CAD	2.9
DKK	2.9
HKD	1.7
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 11/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 112,995,116	$ 112,995,116	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Statement of Assets and Liabilities
November 30, 2023

ASSETS:
Investments, at value	$112,995,116
Foreign currency, at value	4,918
Receivables:
Investment securities sold	45,666,955
Reclaims	1,732,269
Dividends	232,229
Total Assets	160,631,487

LIABILITIES:
Due to custodian	9,948
Due to authorized participant	1,519,424
Payables:
Capital shares purchased	44,736,350
Conversion expense	425,000
Investment advisory fees	186,636
Other liabilities	102,901
Total Liabilities	46,980,259
NET ASSETS	$113,651,228

NET ASSETS consist of:
Paid-in capital	$188,121,014
Par value	88,819
Accumulated distributable earnings (loss)	(74,558,605)
NET ASSETS	$113,651,228
NET ASSET VALUE, per share	$12.80
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	8,881,908
Investments, at cost	$109,195,154
Foreign currency, at cost (proceeds)	$4,794
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Statements of Operations

	Period Ended 11/30/2023 (a)	Year Ended 12/31/2022
INVESTMENT INCOME:
Dividends	$13,498,251	$15,677,832
Interest	433,227	224,581
Foreign withholding tax	(674,463)	(905,769)
Other	—	254
Total investment income	13,257,015	14,996,898

EXPENSES:
Investment advisory fees	2,987,239	3,302,502
Interest and fees on loans	2,969,729	1,434,564
Legal fees	464,989	72,648
Conversion expense	425,000	—
Shareholder reporting fees	199,741	84,427
Accounting and administration fees	128,262	133,645
Transfer agent fees	29,922	22,728
Custodian fees	27,627	37,990
Trustees’ fees and expenses	15,907	18,540
Financial reporting fees	8,211	9,250
Registration and filing fees	4,499	29,351
Audit and tax fees	—	89,005
Other expenses	25,912	48,936
Total expenses	7,287,038	5,283,586
NET INVESTMENT INCOME (LOSS)	5,969,977	9,713,312

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(43,682,376)	(2,310,937)
In-kind redemptions	10,259,264	—
Written options contracts	(3,035,872)	878,033
Forward foreign currency contracts	62	484,630
Foreign currency transactions	3,478,647	(195,471)
Net realized gain (loss)	(32,980,275)	(1,143,745)
Net change in unrealized appreciation (depreciation) on:
Investments	43,750,172	(39,053,489)
Written options contracts	(1,076,656)	1,279,019
Forward foreign currency contracts	—	(7,097)
Foreign currency translation	(3,619,988)	2,579,064
Net change in unrealized appreciation (depreciation)	39,053,528	(35,202,503)
NET REALIZED AND UNREALIZED GAIN (LOSS)	6,073,253	(36,346,248)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,043,230	$(26,632,936)

(a)	Results for periods prior to November 21, 2023 are for First Trust Dynamic Europe Equity Income Fund. See Note 4 in the Notes to Financial Statements.
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Statements of Changes in Net Assets

	Period Ended 11/30/2023 (a)	Year Ended 12/31/2022	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$5,969,977	$9,713,312	$10,714,795
Net realized gain (loss)	(32,980,275)	(1,143,745)	6,829,972
Net change in unrealized appreciation (depreciation)	39,053,528	(35,202,503)	20,235,701
Net increase (decrease) in net assets resulting from operations	12,043,230	(26,632,936)	37,780,468

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(13,268,569)	(8,839,335)	(12,099,724)
Return of capital	—	(3,567,639)	(307,250)
Total distributions to shareholders	(13,268,569)	(12,406,974)	(12,406,974)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	—	—
Cost of shares redeemed	(106,961,611)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	(106,961,611)	—	—
Total increase (decrease) in net assets	(108,186,950)	(39,039,910)	25,373,494

NET ASSETS:
Beginning of period	221,838,178	260,878,088	235,504,594
End of period	$113,651,228	$221,838,178	$260,878,088

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	17,231,908	17,231,908	17,231,908
Shares sold	—	—	—
Shares redeemed	(8,350,000)	—	—
Shares outstanding, end of period	8,881,908	17,231,908	17,231,908

(a)	Results for periods prior to November 21, 2023 are for First Trust Dynamic Europe Equity Income Fund. See Note 4 in the Notes to Financial Statements.
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Statements of Cash Flows
For the Period Ended November 30, 2023 (a)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$12,043,230
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(204,904,763)
Sales, maturities and paydowns of investments	337,807,873
Proceeds from written options	10,890,147
Amount paid to close written options	(16,098,238)
Net realized gain/loss on investments and written options	36,458,984
Net change in unrealized appreciation/depreciation on investments and written options	(42,673,516)

Changes in assets and liabilities
Decrease in reclaims receivable	699,467
Decrease in dividends receivable	489,471
Decrease in prepaid expenses	2,666
Increase in due to authorized participant	1,519,424
Decrease in interest and fees payable on loans	(557,611)
Decrease in investment advisory fees payable	(88,886)
Decrease in audit and tax fees payable	(87,682)
Decrease in legal fees payable	(1,954)
Decrease in shareholder reporting fees payable	(19,814)
Decrease in administrative fees payable	(107,421)
Decrease in custodian fees payable	(12,179)
Decrease in transfer agent fees payable	(3,060)
Decrease in trustees’ fees and expenses payable	(62)
Decrease in financial reporting fees payable	(771)
Increase in conversion expense payable	425,000
Increase other liabilities	88,099
Cash provided by operating activities		$135,868,404

Cash flows from financing activities:
Cost of shares redeemed	(62,225,261)
Distributions to shareholders from investment operations	(13,268,569)
Repayment of outstanding loans	(72,852,139)
Effect of exchange rate changes on Euro Loans (b) (c)	(286,995)
Cash used in financing activities		(148,632,964)
Decrease in cash, foreign currency and restricted cash		(12,764,560)
Cash, foreign currency and restricted cash at beginning of period		12,759,530
Cash, foreign currency and restricted cash at end of period		$(5,030)

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$3,527,340

Cash, foreign currency and restricted cash reconciliation:
Cash and foreign currency	$(5,030)
Restricted cash	—
Cash, foreign currency and restricted cash at end of period		$(5,030)

(a)	Results for periods prior to November 21, 2023 are for First Trust Dynamic Europe Equity Income Fund. See Note 4 in the Notes to Financial Statements.
(b)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statements of Operations.
(c)	Net change in unrealized appreciation (depreciation) on foreign currency is $(3,906,983), which does not include the effect of exchange rate changes on Euro borrowings.
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Statements of Cash Flows (Continued)
For the Year Ended December 31, 2022

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(26,632,936)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(63,242,939)
Sales of investments	62,097,199
Proceeds from written options	12,135,740
Amount paid to close written options	(11,256,732)
Net realized gain/loss on investments and written options	1,432,904
Net change in unrealized appreciation/depreciation on investments and written options	37,774,470
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	7,097

Changes in assets and liabilities
Increase in reclaims receivable	(60,939)
Increase in dividends receivable	(150,351)
Decrease in prepaid expenses	735
Increase in interest and fees payable on loans	393,982
Decrease in investment advisory fees payable	(29,391)
Increase in audit and tax fees payable	10,324
Decrease in legal fees payable	(4,500)
Decrease in shareholder reporting fees payable	(13,330)
Increase in administrative fees payable	35,735
Increase in custodian fees payable	5,808
Increase in transfer agent fees payable	1,408
Increase in trustees’ fees and expenses payable	62
Increase in other liabilities payable	7,878
Cash provided by operating activities		$12,512,224

Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(8,839,335)
Distributions to Common Shareholders from return of capital	(3,567,639)
Effect of exchange rate changes on Euro Loans (b) (d)	(2,742,416)
Cash used in financing activities		(15,149,390)
Decrease in cash, foreign currency and restricted cash		(2,637,166)
Cash, foreign currency and restricted cash at beginning of period		15,396,696
Cash, foreign currency and restricted cash at end of period		$12,759,530

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,040,582

Cash, foreign currency and restricted cash reconciliation:
Cash and foreign currency	$3,471,530
Restricted cash	9,288,000
Cash, foreign currency and restricted cash at end of period		$12,759,530

(d)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(163,352), which does not include the effect of exchange rate changes on Euro borrowings.
See Notes to Financial Statements

First Trust Active Global Quality Income ETF (AGQI)
Financial Highlights
For a share outstanding throughout each period

	Period Ended 11/30/23 (a)	Year Ended December 31,
		2022 (a)	2021 (a)	2020 (a)	2019 (a)	2018 (a)
Net asset value, beginning of period	$12.87	$15.14	$13.67	$16.18	$14.66	$19.87
Income from investment operations:
Net investment income (loss)	0.35 (b)	0.56	0.62	0.35	0.82	0.74
Net realized and unrealized gain (loss)	0.35	(2.11)	1.57	(1.90)	2.15	(4.50)
Total from investment operations	0.70	(1.55)	2.19	(1.55)	2.97	(3.76)
Distributions paid to shareholders from:
Net investment income	(0.77)	(0.51)	(0.70)	(0.41)	(1.08)	(0.70)
Net realized gain	—	—	—	—	—	(0.75)
Return of capital	—	(0.21)	(0.02)	(0.55)	(0.37)	—
Total distributions	(0.77)	(0.72)	(0.72)	(0.96)	(1.45)	(1.45)
Net asset value, end of period	$12.80	$12.87	$15.14	$13.67	$16.18	$14.66
Total return (c)	5.67%	(9.56)%	17.01%	(7.79)%	22.24%	(19.36)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$113,651	$221,838	$260,878	$235,505	$278,738	$252,663
Ratio of total expenses to average net assets	3.46% (d)	2.32%	1.93%	2.15%	1.99%	1.91%
Ratio of total expenses to average net assets excluding interest expense	2.05% (d)	1.69%	1.64%	1.71%	1.69%	1.65%
Ratio of net investment income (loss) to average net assets	2.84% (d)	4.26%	4.23%	2.82%	5.37%	4.19%
Portfolio turnover rate (e)	77%	22%	33%	43%	64%	44%

Indebtedness:
Total loans outstanding (in 000’s)	$—	$73,139	$75,882	$79,232	$100,524	$87,650
Asset coverage per $1,000 of indebtedness (f)	$—	$4,033	$4,438	$3,972	$3,773	$3,883

(a)	Results for periods prior to November 21, 2023 are for First Trust Dynamic Europe Equity Income Fund. See Note 4 in the Notes to Financial Statements.
(b)	Based on average shares outstanding.
(c)
As of November 21, 2023, total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Prior to
November 21, 2023, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the
Dividend Reinvestment Plan of First Trust Dynamic Europe Equity Income Fund. See Note 4 in the Notes to Financial Statements. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023
1. Organization
First Trust Exchange-Traded Fund VIII (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventy-eight funds that are offering shares. This report covers the First Trust Active Global Quality Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “AGQI” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund seeks income with the potential for capital growth over the long-term. Under normal market conditions, the Fund seeks to invest primarily in income-producing equity securities. Such equity securities may include common stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), preferred securities and real estate investment trusts. The Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in Real Estate Investment Trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Restricted Cash
Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for options contracts. The Fund presents restricted cash activity within “Decrease in cash, foreign currency and restricted cash” and as part of “Cash, foreign currency and restricted cash at beginning of period” and “Cash, foreign currency and restricted cash at end of period” in the Statements of Cash Flows, along with a reconciliation of those balances in the Statement of Assets and Liabilities. There was no restricted cash held as of November 30, 2023.
D. Options Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and prior to November 21, 2023, wrote (sold) options to hedge against changes in the value of equities. Also, prior to November 21, 2023, the Fund sought to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund wrote (sold) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on certain broad-based securities indices as determined to be appropriate by the Advisor, and consistent with the Fund’s investment objective in an amount up to 40% of the value of its Managed Assets. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund would not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio were not covered by a related call option on the individual equity security, securities index options could be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023
The options that the Fund wrote (sold) would either be exercised, expire or be canceled pursuant to a closing transaction. If an index option written (sold) by the Fund is exercised, the Fund will be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. The Fund could also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statements of Operations.
The index options that the Fund wrote (sold) gave the option holder the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price, and such difference is greater than the premium received by the Fund for writing the option. Net index option premiums can vary widely over the short-term and long-term.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged. The Fund did not hold any written options contracts at November 30, 2023.
E. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Fund’s Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund did not hold any forward foreign currency contracts at November 30, 2023.
F. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023
G. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal period ended November 30, 2023 and the fiscal years ended December 31, 2022 and December 31, 2021 was as follows:

Distributions paid from:	2023*	2022	2021
Ordinary income	$13,268,569	$8,839,335	$12,099,724
Capital gains	—	—	—
Return of capital	—	3,567,639	307,250

*
The tax character of distributions for 2023 is for the fiscal period January 1, 2023 to November 30, 2023. Results for periods prior to November 21, 2023 are for First Trust Dynamic Europe Equity Income Fund. See Note 4.

As of November 30, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(78,413,853)
Net unrealized appreciation (depreciation)	3,855,248
H. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and the taxable period ended 2023 remain open to federal and state audit. As of November 30, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2023, for federal income tax purposes, the Fund had $78,413,853 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended November 30, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$7,338,525	$(16,393,418)	$9,054,893
As of November 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$109,215,220	$7,492,275	$(3,712,379)	$3,779,896
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). Prior to its reorganization into the Fund on November 21, 2023, First Trust Dynamic Europe Equity Income Fund (“FDEU” or the “Target Fund”) paid all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
As of November 21, 2023, pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
Prior to its reorganization into the Fund on November 21, 2023, the Target Fund paid First Trust, as its investment advisor, a monthly fee calculated at an annual rate of 1.10% of the Target Fund’s Managed Assets.
As of November 21, 2023, Janus Henderson Investors US LLC (“Janus Henderson” or the “Sub-Advisor”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and Janus Henderson, First Trust will supervise Janus Henderson and its management of the investment of the Fund’s assets and will pay Janus Henderson for its services as the Fund’s sub-advisor a sub-advisory fee equal to 50% the monthly unitary management fee paid to the Advisor, less Janus Henderson’s 50% share of the Fund’s expenses for that month.

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023
Prior to November 21, 2023, Janus Henderson, as sub-advisor to the Target Fund, received a monthly portfolio management fee calculated at an annual rate 0.50% of the Target Fund’s Managed Assets that was paid by First Trust out of its investment advisory fee.
Effective September 25, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting and certain administrative services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to September 25, 2023, Brown Brothers Harriman & Co. (“BBH”) served as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH was responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH was responsible for custody of the Fund’s assets.
Prior to November 21, 2023, Computershare, Inc. (“Computershare”) served as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare was responsible for maintaining shareholder records for the Fund. Effective November 21, 2023, BNYM serves as the Fund’s transfer agent.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganization
On March 22, 2023, the Board of Trustees of FDEU, a closed-end management investment company, managed by First Trust and sub-advised by Janus Henderson, approved a reorganization into AGQI, an actively managed exchange-traded fund managed by First Trust and sub-advised by Janus Henderson. The reorganization was completed on November 21, 2023.
Under the terms of the reorganization, which was tax-free, the assets of FDEU were transferred to, and the liabilities of FDEU were assumed by AGQI. The shareholders of FDEU received shares of AGQI with a value equal to the aggregate net asset value of the shares of FDEU held by them.
FDEU’s fiscal year end was December 31, and effective the date of the reorganization, the fiscal year end for AGQI is November 30.
5. Purchases and Sales of Securities
For the fiscal period ended November 30, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $204,904,763 and $277,979,038, respectively.
For the fiscal period ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were $0 and $105,495,790, respectively.
6. Borrowings
Prior to November 6, 2023, FDEU had a credit agreement with The Bank of Nova Scotia, which provided for a revolving credit facility to be used as leverage for FDEU. The revolving credit facility provided for a secured line of credit for FDEU where FDEU’s assets were pledged against advances made to FDEU. Under the requirements of the 1940 Act, FDEU, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of FDEU’s total assets after borrowings). The total commitment under the facility was $90,000,000. The four loans outstanding as of November 5, 2023, had a borrowing rate equal to the Euro Rate plus 85 basis points, for the Euro loans, and equal to the U.S. dollar Adjusted Term SOFR plus 85 basis points for the USD loans. The

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023
credit agreement with The Bank of Nova Scotia was terminated on November 6, 2023. There were no borrowings at November 30, 2023 and the credit agreement was terminated prior to the reorganization.
For the period ended November 5, 2023, the average amount outstanding was $73,538,899. The high and low annual interest rates during the period ended November 5, 2023 were 6.58% and 2.91%, respectively, and the average weighted average interest rate was 4.77%. The weighted average interest rate at November 5, 2023 was 5.34%.
7. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended November 30, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$62
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—
Equity Risk Exposure
Net realized gain (loss) on written options contracts	(3,035,872)
Net change in unrealized appreciation (depreciation) on written options contracts	(1,076,656)
During the fiscal period ended November 30, 2023, the premiums for written options contracts opened were $10,890,147 and the premiums for written options contracts closed, exercised and expired were $13,062,366.
During the fiscal period ended November 30, 2023, the notional value of forward foreign currency contracts opened and closed were $100,128 and $100,128, respectively.
8. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities

Notes to Financial Statements (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023
comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
9. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 17, 2025.
10. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VIII:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Active Global Quality Income ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund VIII, as of November 30, 2023, the related statements of operations and cash flows for the period from January 1, 2023 through November 30, 2023, and for the year ended December 31, 2022, the statements of changes in net assets for the period from January 1, 2023 through November 30, 2023, and for the years ended December 31, 2022 and 2021, the financial highlights for the period from January 1, 2023 through November 30, 2023, and for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations and cash flows for the period from January 1, 2023 through November 30, 2023, and for the year ended December 31, 2022, the changes in its net assets for the period from January 1, 2023 through November 30, 2023, and the years ended December 31, 2022 and 2021, and the financial highlights for the period from January 1, 2023 through November 30, 2023, and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
January 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the fiscal period ended November 30, 2023, none qualified for the corporate dividends received deduction available to corporate shareholders.
The Fund hereby designates as qualified dividend income 90.60% of its ordinary income distributions (including short-term capital gain, if applicable), for the fiscal period ended November 30, 2023.
The Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended November 30, 2023, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $13,428,800 (representing a total of $1.51 per share). The amount of foreign tax paid to such countries is $180,091 (representing a total of $0.02 per share).
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the

Additional Information (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023 (Unaudited)
entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an

Additional Information (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023 (Unaudited)
unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective.

Additional Information (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023 (Unaudited)
Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Investment Management Agreement and Sub-Advisory Agreement
The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust Active Global Quality Income ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Janus Henderson Investors US LLC (the “Sub-Advisor”), for an initial two-year term at a meeting held on April 17, 2023. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.

Additional Information (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023 (Unaudited)
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the April 17, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. The Board also noted that the Sub-Advisor currently sub-advises another fund in the First Trust Fund Complex. The Board considered the historical investment performance of the proposed investment strategy for the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.85% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee less one-half of the Fund’s expenses and that the sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule. The Board noted that the Advisor and the Sub-Advisor would be responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor’s statement that the Fund will be most similar to two actively-managed, sub-advised ETFs in the First Trust Fund Complex managed by the Advisor that invest in international developed markets and that have unitary fee rate schedules starting at annual rates of 0.80% or 0.83% of their respective average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s unitary fee, that the sub-advisory fee for the Fund would be reduced consistent with the

Additional Information (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023 (Unaudited)
breakpoints in the Fund’s unitary fee rate schedule and its understanding that the sub-advisory fee for the Fund was the product of an arm’s length negotiation. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that the Advisor will be responsible for trade execution for the Fund and will not utilize soft dollars in connection with the Fund. The Board also considered indirect benefits to the Sub-Advisor that may be realized from its relationship with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	256	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	256
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	256
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	256	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	256	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	232	None

Board of Trustees and Officers (Continued)
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	256	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Active Global Quality Income ETF (AGQI)
November 30, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VIII
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Janus Henderson Investors US LLC
151 Detroit Street
Denver, Colorado 80206-4805
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	Not applicable.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $41,500 for the fiscal year ended November 30, 2022 and $25,500 for the fiscal year ended November 30, 2023.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2022 and $0 for the fiscal year ended November 30, 2023.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2022 and $0 for the fiscal year ended November 30, 2023.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $39,000 for the fiscal year ended November 30, 2022 and $26,576 for the fiscal year ended November 30, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for the fiscal year ended November 30, 2022 and $0 for the fiscal year ended November 30, 2023.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2022 and $0 for the fiscal year ended November 30, 2023.

All Other Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2022 and $0 for the fiscal year ended November 30, 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:

(b) 0%	(b) 0%

(c) 0%	(c) 0%

(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended November 30, 2022, were $39,000 for the registrant and $0 for the registrant’s investment advisor; and for the fiscal year ended November 30, 2023 were $26,576 for the registrant and $44,000 for the registrant’s investment advisor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)       There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VIII
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 5, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 5, 2024

* Print the name and title of each signing officer under his or her signature.